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TBCC

                                                                   EXHIBIT 10.9

                          Loan and Security Agreement

Borrower:   Personify Incorporated, a California corporation

Address:    425 Battery Street, Suite 450B
            San Francisco, California 94111

Date:       March 31, 2000

THIS LOAN AND SECURITY AGREEMENT is entered into as of the above date, between the above borrower (the "Borrower"), having its chief executive office and principal place of business at the address shown above, and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation, ("TBCC") having its principal office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 and having an office at 76 Batterson Park Road, Farmington, Connecticut 06032-2571. The Schedule to this Agreement (the "Schedule") being signed concurrently is an integral part of this Agreement. (Definitions of certain terms used in this Agreement are set forth in Section 9 below.) The parties agree as follows:

1. LOANS.
   -----

   1.1. Loans.  TBCC, subject to the terms and conditions of this Agreement,
        -----
agrees to make loans (the "Loans") to Borrower, from time to time during the period from the date of this Agreement to the Maturity Date set forth in the Schedule, at Borrower's request, in an aggregate principal amount at any one time outstanding not to exceed the Credit Limit shown on the Schedule (the "Credit Limit"). If at any time the total outstanding Loans and other monetary Obligations exceed the Credit Limit, Borrower shall repay the excess immediately without demand. Borrower shall use the proceeds of all Loans solely for lawful general business purposes.

   1.2. Due Date.  The Loans, all accrued interest and all other monetary
        --------
Obligations shall be payable in full on the Maturity Date. Borrower may borrow, repay and reborrow Loans (other than any Term Loans), in whole or in part, in accordance with the terms of this Agreement.

   1.3. Loan Account. TBCC shall maintain an account on its books in the name of
        ------------
Borrower (the "Loan Account"). All Loans and advances made by TBCC to Borrower or for Borrower's account and all other monetary Obligations will be charged to the Loan Account. All amounts received by TBCC from Borrower or for Borrower's account will be credited to the Loan Account. TBCC will send Borrower a monthly statement reflecting the activity in the Loan Account, and each such monthly statement shall be an account stated between Borrower and TBCC and shall be final, conclusive and binding absent manifest error.

   1.4. Collection of Receivables.  * Borrower shall remit to TBCC all
        -------------------------
Collections including all checks, drafts and other documents and instruments evidencing remittances in payment (collectively referred to as "Items of Payment") within one Business Day after receipt, in the same form as received, with any necessary indorsements. For purposes of calculating interest due to TBCC, credit will be given for Collections and all other proceeds of Collateral and other payments to TBCC three Business Days after receipt of cleared funds. For all purposes of this Agreement any cleared funds received by TBCC later than 10:00 a.m. (California time) on any Business Day shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue. Borrower's Loan Account will be credited only with the net amounts actually received in payment of Receivables, and such payments shall be credited to the Obligations in such order as TBCC shall determine in its discretion. Pending delivery to TBCC, Borrower will not commingle any Items of Payment with any of its other funds or property, but will segregate them from the other assets of Borrower and will hold them in trust and for the account and as the property of TBCC. Borrower hereby agrees to endorse any Items of Payment upon the request of TBCC.

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  * Subject to the provisions of the Streamlined Facility Agreement of even date herewith between Borrower and TBCC,

  1.5. Reserves.  TBCC may, from time to time, in its Good Faith business
       --------
judgment: (i) establish and modify reserves against Eligible Receivables and Eligible Inventory, (ii) modify advance rates with respect to Eligible Receivables and Eligible Inventory, (iii) modify the standards of eligibility set forth in the definitions of Eligible Receivables and Eligible Inventory, and
(iv) establish reserves against available Loans.

  1.6. Term.  * See Section 9 of the Schedule
       ----

  1.7. Payment Procedures.  Borrower hereby authorizes TBCC to charge the Loan
       ------------------
Account with the amount of all interest, fees, expenses and other payments to be made hereunder and under the other Loan Documents. TBCC may, but shall not be obligated to, discharge Borrower's payment obligations hereunder by so charging the Loan Account. Whenever any payment to be made hereunder is due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest due.

  1.8. Conditions to Initial Loan.  The obligation of TBCC to make the initial
       --------------------------
Loan is subject to the satisfaction of the following conditions prior to or concurrent with such initial Loan, and Borrower shall cause all such conditions to be satisfied by the Closing Deadline set forth in the Schedule:

    (a) Except for the filing of termination statements under the Uniform Commercial Code by the existing lender to Borrower whose loans are being repaid with the Loan proceeds, no consent or authorization of, filing with or other act by or in respect of any Governmental Authority or any other Person is required in connection, with the execution, delivery, performance, validity or enforceability of this Agreement, or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or the continuing operations of the Borrower following the consummation of such transactions.

    (b) TBCC and its counsel shall have performed (i) a review satisfactory to TBCC of all of the Material Contracts and other assets of the Borrower, the financial condition of the Borrower, including all of its tax, litigation, environmental and other potential contingent liabilities, and the corporate and capital structure of the Borrower and (ii) a pre-closing audit and collateral review, in each case with results satisfactory to TBCC.

    (c) TBCC shall have received the following, each dated the date of the initial Loan or as of an earlier date acceptable to TBCC, in form and substance satisfactory to TBCC and its counsel: (i) a Depository Account Agreement (as TBCC shall designate), duly executed by the Borrower and its bank on TBCC's standard form; (ii) acknowledgment copies of Uniform Commercial Code financing statements (naming TBCC as secured party and the Borrower as debtor), duly filed in all jurisdictions that TBCC deems necessary or desirable to perfect and protect the Liens created hereunder, and evidence that all other filings, registrations and recordings have been made in the appropriate governmental offices, and all other action has been taken, which shall be necessary to create, in favor of TBCC, a perfected first priority Lien on the Collateral;
(iii) the opinion of counsel for the Borrower covering such matters incident to the transactions contemplated by this Agreement as TBCC may specify in its * discretion; (iv) certified copies of all policies of insurance required by this Agreement and the other Loan Documents, together with loss payee endorsements for all such policies naming TBCC as lender loss payee and an additional insured; (v) copies of the Borrower's articles or certificate of incorporation, certified as true, correct and complete by the secretary of state of Borrower's state of incorporation within 45 days of the date hereof; (vi) copies of the bylaws of the Borrower and a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, attached to which is a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) that such copies of the bylaws and resolutions are true, complete and accurate copies thereof,

                                      -2-
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have not been amended or modified since the date of such certificate and are in full force and effect and (B) the incumbency, names and true signatures of the officers of the Borrower; (vii) a good standing certificate from the Secretary of State of Borrower's state of incorporation and each state in which the Borrower is qualified as a foreign corporation, each dated within ten days of the date hereof; (viii) the additional documents and agreements, if any, listed in the Schedule; and (ix) such other agreements and instruments as TBCC deems necessary in its sole and absolute discretion in connection with the transactions contemplated hereby.

     * reasonable

   1.9. Conditions to Lending.  The obligation of TBCC to make any Loan is
        ----------------------
subject to the satisfaction of the following conditions precedent:

     (a) There shall be no pending or, to the * knowledge of Borrower threatened litigation, proceeding, inquiry or other action relating to this Agreement, or any other Loan Document, or which could be expected to have a Material Adverse Effect in the judgment of TBCC;

     * best of the

     (b) Borrower shall be in compliance with all Requirements of Law and Material Contracts, other than such noncompliance that could not have a Material Adverse Effect;

     (c) The Liens in favor of TBCC shall have been duly perfected and shall constitute first priority Liens, except for Permitted Liens;

     (d) All representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct on and as of the date of such Loan as if then made, other than representations and warranties that expressly relate solely to an earlier date, in which case they shall have been true and correct as of such earlier date;

     (e) No Default or Event of Default shall have occurred and be continuing or would result from the making of the requested Loan as of the date of such request; and

     (f) No Material Adverse Effect shall have occurred.

2. INTEREST AND FEES.
   -----------------

   2.1. Interest.  Borrower shall pay TBCC interest on all outstanding Loans and
        --------
other monetary Obligations, at the interest rate set forth in the Schedule. Interest shall be payable monthly in arrears on the first Business Day of each month, and on the Maturity Date. Following the occurrence and during the continuance of any Event of Default, the interest rate applicable to all Obligations shall be increased by two percent per annum (except that as to Obligations evidenced by a promissory note, if such note specifies a different default rate of interest, such default rate shall apply to such note).

   2.2. Fees.  Borrower shall pay TBCC the fees set forth in the Schedule.
        ----

   2.3. Calculations.  All interest and fees under this Agreement shall be
        ------------
calculated on the basis of a year of 360 days for the actual number of days elapsed in the period for which such interest or fees are payable.

   2.4. Taxes.  Any and all payments by Borrower under this Agreement or any
        -----
other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings and penalties, interest and all other liabilities with respect thereto, excluding in the case of TBCC, taxes imposed on its net income and franchise taxes imposed on it by the jurisdiction under the laws of which TBCC is organized or any political subdivision thereof.

3. SECURITY.
   --------

   3.1. Grant of Security Interest.  To secure the payment and performance when
        --------------------------
due of all of the Obligations, Borrower hereby grants to TBCC a security interest in all of its present and future Receivables, Investment Property, Inventory, Equipment, Other Property, and other Collateral, wherever located. *

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  * Notwithstanding the foregoing, the security interests granted herein shall not extend to and the term "Collateral" shall not include any license under which Borrower is a licensee, to the extent that, and only so long as: (i) such license is listed on Schedule I hereto or other written agreement by TBCC as excluded from the Collateral, or only related to software with aggregate monthly license fees, royalties and other costs not exceeding $1,000, (ii) the granting of a security interest therein is prohibited by or would constitute a default under such license, and (iii) such prohibition is enforceable under applicable law.

  3.2. Other Liens; Location of Collateral.  Borrower represents, warrants and
       -----------------------------------
covenants that all of the Collateral is, and will at all times continue to be, free and clear of all Liens, other than Permitted Liens and Liens in favor of TBCC. All Collateral is and will continue to be maintained at the locations shown on the Schedule *.

  * or at any other location within the United States previously disclosed to TBCC in conformity with the notice requirements of Section 5.8(c)

  3.3. Receivables.
       -----------

    (a) Schedules and Other Actions.  As often as * requested by TBCC, Borrower
        ---------------------------
shall execute and deliver to TBCC written schedules of Receivables and Eligible Receivables (but the failure to execute or deliver any schedule shall not affect or limit TBCC's security interest in all Receivables). On TBCC's request, Borrower shall also furnish to TBCC copies of invoices to customers and shipping and delivery receipts. Borrower shall deliver to TBCC the originals of all letters of credit, notes, and instruments in its favor and such endorsements or assignments as TBCC may reasonably request and, upon the request of TBCC, Borrower shall deliver to TBCC all certificated securities with respect to any Investment Property, with all necessary indorsements, and obtain such account control agreements with securities intermediaries and take such other action with respect to any Investment Property, as TBCC shall * request, in form and substance satisfactory to TBCC. Upon request of TBCC Borrower additionally shall obtain consents from any letter of credit issuers with respect to the assignment to TBCC of any letter of credit proceeds.

    * reasonably

    (b) Records, Collections. Borrower shall report all customer credits to
         --------------------
TBCC, on the regular reports to TBCC in the form from time to time specified by TBCC. Borrower shall notify TBCC of all returns and recoveries of merchandise and of all claims asserted with respect to merchandise, on its regular reports to TBCC. Borrower shall not settle or adjust any dispute or claim, or grant any discount, credit or allowance or accept any return of merchandise, except in the ordinary course of its business, without TBCC's prior written consent.

    (c) Representations. Borrower represents and warrants to TBCC that each
        ---------------
Receivable with respect to which Loans are requested by Borrower shall, on the date each Loan is requested and made, represent an undisputed, bona fide, existing, unconditional obligation of the account debtor created by the sale, delivery, and acceptance of goods, the licensing of software or the rendition of services, in the ordinary course of Borrower's business, and meet the Minimum Eligibility Requirements set forth in Section 9.1(n) below.

  3.4. Inventory.  Borrower shall maintain full, accurate and complete records
       ---------
respecting the Inventory describing the kind, type and quantity of the Inventory and Borrower's cost therefor, withdrawals therefrom and additions thereto, including a perpetual inventory for work in process and finished goods.

  3.5. Equipment.  Borrower shall at all times keep correct and accurate records
       ---------
itemizing and describing the location, kind, type, age and condition of the Equipment, Borrower's cost therefor and accumulated depreciation thereof and retirements, sales, or other dispositions thereof. Borrower shall keep all of its Equipment in a satisfactory state of repair and satisfactory operating condition in accordance with industry standards, ordinary wear and tear excepted. No Equipment shall be annexed or affixed to or become part of any realty, unless the owner of the realty has executed and delivered a Landlord Waiver in such form as TBCC shall specify. Where Borrower is permitted to dispose of any Equipment under this Agreement or by any consent thereto hereafter given by TBCC, Borrower shall do so at arm's length, in good faith and by obtaining the maximum amount of recovery practicable therefor and without impairing the operating integrity or value of the remaining Equipment.

  3.6. Investment Property.  Borrower shall have the right to retain all
       -------------------
Investment Property payments and distributions, unless and until an Event of Default has occurred *. If an Event of Default exists, Borrower shall hold all payments on, and proceeds of, and distributions with respect to, Investment Property in trust for TBCC, and Borrower shall deliver all such payments, proceeds and distributions to TBCC, immediately upon receipt, in their original form, duly endorsed, to be applied to the

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Obligations in such order as TBCC shall determine. Upon the request of TBCC, any such distributions and payments with respect to any Investment Property held in any securities account shall be held and retained in such securities account as part of the Collateral.

   * and is continuing

   3.7. Further Assurances. Borrower will perform any and all steps that TBCC
        ------------------
may reasonably request to perfect TBCC's security interests in the Collateral, including, without limitation, executing and filing financing and continuation statements in form and substance satisfactory to TBCC. TBCC is hereby authorized by Borrower to sign Borrower's name or file any financing statements or similar documents or instruments covering the Collateral whether or not Borrower's signature appears thereon. Borrower agrees, from time to time, at TBCC's request, to file notices of Liens, financing statements, similar documents or instruments, and amendments, renewals and continuations thereof, and cooperate with TBCC, in connection with the continued perfection and protection of the Collateral. If any Collateral is in the possession or control of any Person other than a public warehouseman where the warehouse receipt is in the name of or held by TBCC, Borrower shall notify such Person of TBCC's security interest therein and, upon request, instruct such Person or Persons to hold all such Collateral for the account of TBCC and subject to TBCC's instructions. If so requested by TBCC, Borrower will deliver to TBCC warehouse receipts covering any Collateral located in warehouses showing TBCC as the beneficiary thereof and will also cause the warehouseman to execute and deliver such agreements as TBCC may request relating to waivers of liens by such warehouseman and the release of the Inventory to TBCC on its demand. Borrower shall defend the Collateral against all claims and demands of all Persons.

   3.8. Power of Attorney.  Borrower hereby appoints and constitutes TBCC as
        -----------------
Borrower's attorney-in-fact (i) to request at any time from account debtors verification of information concerning Receivables and the amount owing thereon,
(ii) upon the occurrence and during the continuance of an Event of Default, to convey any item of Collateral to any purchaser thereof, (iii) to give or sign Borrower's name to any notices or statements necessary or desirable to create or continue the Lien on any Collateral granted hereunder, (iv) to execute and deliver to any securities intermediary or other Person any entitlement order, account control agreement or other notice, document or instrument with respect to any Investment Property, and (v) to make any payment or take any act necessary or desirable to protect or preserve any Collateral. TBCC's authority hereunder shall include, without limitation, the authority to execute and give receipt for any certificate of ownership or any document, transfer title to any item of Collateral * and take any other actions arising from or incident to the powers granted to TBCC under this Agreement. This power of attorney is coupled with an interest and is irrevocable.

  * (at such time that an Event of Default has occurred and is continuing)

4. Representations and Warranties of Borrower. Borrower represents and
   ------------------------------------------
warrants as follows:

   4.1. Organization, Good Standing and Qualification.  Borrower (i) is a
        ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State set forth above, (ii) has the corporate power and authority to own its properties and assets and to transact the businesses in which it is engaged and (iii) is duly qualified, authorized to do business and in good standing in each jurisdiction where it is engaged in business, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect.

   4.2. Locations of Offices, Records and Collateral.  The address of the
        --------------------------------------------
principal place of business and chief executive office of Borrower is, and the books and records of Borrower and all of its chattel paper and records relating to Collateral are maintained exclusively in the possession of Borrower at, the address of Borrower specified in the heading of this Agreement. Borrower has places of business, and Collateral is located, only at such address and at the addresses set forth in the Schedule and at any additional locations reported to TBCC as provided in Section 5.8(c) as to which TBCC has taken all necessary action to perfect and protect its security interests in the Collateral at any such locations.

   4.3. Authority. Borrower has the requisite corporate power and authority to
        ---------

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execute, deliver and perform its obligations under each of the Loan Documents.
All corporate action necessary for the execution, delivery and performance by Borrower of the Loan Documents has been taken.

   4.4.  Enforceability.  This Agreement is, and, when executed and delivered,
         --------------
each other Loan Document will be, the legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

   4.5.  No Conflict.  The execution, delivery and performance of each Loan
         -----------
Document by Borrower does not and will not contravene (i) any of the Governing Documents, (ii) any Requirement of Law * or (iii) any Material Contract and will not result in the imposition of any Liens other than in favor of TBCC.

   * (except with respect to any Requirement of Law to the extent to which any such non-compliance could not reasonably be expected to result in a Material Adverse Effect)

   4.6.  Consents and Filings.  No consent, authorization or approval of, or
         --------------------
filing with or other act by, any shareholders of Borrower or any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby or the continuing operations of Borrower following such consummation, except (i) those that have been obtained or made, (ii) the filing of financing statements under the Uniform Commercial Code and (iii) any necessary filings with the U.S. Copyright Office and the U.S. Patent and Trademark Office.

   4.7.  Solvency. Borrower is Solvent and will be Solvent upon the completion
         --------
of all transactions contemplated to occur on or before the date of this Agreement (including, without limitation, the Loans to be made on the date of this Agreement).

   4.8.  Financial Data.  Borrower has provided to TBCC complete and accurate
         --------------
Financial Statements, which have been prepared in accordance with GAAP consistently applied throughout the periods involved and fairly present the financial position and results of operations of Borrower for each of the periods covered, subject, in the case of any quarterly financial statements, to normal year-end adjustments and the absence of notes. Borrower has no Contingent Obligation or liability for taxes, unrealized losses, unusual forward or long-term commitments or long-term leases, which is not reflected in such Financial Statements or the footnotes thereto. Since the last date covered by such Financial Statements, there has been no sale, transfer or other disposition by Borrower of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the financial condition of Borrower at said date. Since said date, (i) there has been no change, occurrence, development or event which has had or could reasonably be expected to have a Material Adverse Effect and (ii) none of the capital stock of Borrower has been redeemed, retired, purchased or otherwise acquired for value by Borrower.

   4.9.  Accuracy and Completeness of Information.  All data, reports and
         ----------------------------------------
information previously, now or hereafter furnished by or on behalf of Borrower to TBCC or the Auditors are or will be true and accurate in all material respects on the date as of which such data, reports and information are dated or certified, and not incomplete by omitting to state any material fact necessary to make such data, reports and information not materially misleading at such time. There are no facts now known to Borrower which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect and which have not been disclosed in writing to TBCC.

   4.10. No Joint Ventures, Partnerships or Subsidiaries.  Borrower is not
         -----------------------------------------------
engaged in any
joint venture or partnership with any other Person *. Borrower has no Subsidiaries **.

* , other than for joint ventures or strategic partnerships which, in each case, do not involve the transfer of funds or other Collateral to such joint venture or strategic partnership, except for the non-exclusive licensing of technology and other than for Permitted Investments

** other than for Anubis Acquisition Corporation

  4.11. Corporate and Trade Name.  During the past five years, Borrower has not
        ------------------------
been known by or used any other corporate, trade or fictitious name except for its name as set forth on the signature page of this Agreement and the other names specified in the Schedule.

  4.12. No Actual or Pending Material Modification of Business.  There exists no
        ------------------------------------------------------
actual or, to the best of Borrower's knowledge threatened termination, cancellation or limitation of, or any modification or change in the business relationship of Borrower with any customer or group of customers whose purchases individually or in the aggregate are material to the operation of Borrower's business or with any material supplier.

  4.13. No Broker's or Finder's Fees.  No broker or finder brought about this
        ----------------------------
Agreement or the Loans. No broker's or finder's fees or commissions will be payable by Borrower to any Person in connection with the transactions contemplated by this Agreement.

  4.14. Taxes and Tax Returns.  Borrower has properly completed and timely filed
        ---------------------
all income tax returns it is required to file. The information filed is complete and accurate in all material respects. All deductions taken in such income tax returns are appropriate and in accordance with applicable laws and regulations, except deductions that may have been disallowed but are being challenged in good faith and for which adequate reserves have been made in accordance with GAAP. All taxes, assessments, fees and other governmental charges for periods beginning prior to the date of this Agreement have been timely paid (or, if not yet due, adequate reserves therefor have been established in accordance with GAAP) and Borrower has no liability for taxes in excess of the amounts so paid or reserves so established. No deficiencies for taxes have been claimed, proposed or assessed by any taxing or other Governmental Authority against Borrower and no notice of any tax Lien has been filed. There are no pending or threatened audits, investigations or claims for or relating to any liability for taxes and there are no matters under discussion with any Governmental Authority which could result in an additional liability for taxes. No extension of a statute of limitations relating to taxes, assessments, fees or other governmental charges is in effect with respect to Borrower. Borrower is not a party to and does not have any obligations under any written tax sharing agreement or agreement regarding payments in lieu of taxes.

  4.15. No Judgments or Litigation.  Except as set forth in the Schedule, no
        --------------------------
judgments, orders, writs or decrees are outstanding against Borrower, nor is there now pending or, to the knowledge of Borrower, threatened litigation, contested claim, investigation, arbitration, or governmental proceeding by or against Borrower that (i) could individually or in the aggregate be likely in the reasonable business judgment of TBCC to have a Material Adverse Effect or
(ii) purports to affect the legality, validity or enforceability of this Agreement, any other Loan Document or the consummation of the transactions contemplated hereby or thereby.

  4.16. Investments; Contracts.  * Borrower (i) has not committed to make any
        ----------------------
Investment; (ii) is not a party to any indenture, agreement, contract, instrument or lease or subject to any charter, by-law or other corporate restriction or any injunction, order, restriction or decree, which would materially and adversely affect its business, operations, assets or financial condition; (iii) is not a party to any take or pay contract as to which it is the purchaser; or (iv) has no material contingent or long-term liability, including management contracts (excluding employment contracts of full-time individual officers or employees), which could have a Material Adverse Effect. **

  *  Other than for Permitted Investments,

  ** If Borrower desires to make an Investment that is not otherwise permitted hereunder and TBCC, in its sole discretion, does not consent thereto, notwithstanding any other provision set forth herein, Borrower may prepay all Obligations hereunder without the payment of penalties as otherwise set forth herein.

  4.17. No Defaults; Legal Compliance.  Borrower is not in default under any
        -----------------------------
term of any Material Contract or in violation of any Requirement of Law, nor is Borrower subject to any investigation with respect to a claimed violation of any Requirement of Law *.

* , except, in each case, to the extent that such non-compliance could not reasonably be expected to result in a Material Adverse Effect,

  4.18. Rights in Collateral; Priority of Liens.  All Collateral is owned or
        ---------------------------------------
leased by Borrower, free and clear of any and all Liens in favor of third parties, other than Permitted Liens. The Liens granted to TBCC pursuant to the Loan Documents constitute valid, enforceable and perfected first-priority Liens on the Collateral, except for Permitted Liens.

  4.19. Intellectual Property.  Set forth in the written Representations and
        ---------------------
Warranties of Borrower previously delivered to TBCC is a complete and accurate list of all patents, trademarks, trade names, service marks and copyrights (registered and unregistered), and all applications therefor and licenses thereof, of Borrower. Borrower owns or licenses all material patents, trademarks, service-marks, logos, tradenames, trade secrets, know-how, copyrights, or licenses and other rights with respect to any of the foregoing, which are necessary or advisable for the operation of its business as presently conducted or proposed to be conducted. To the best of its knowledge, Borrower has not infringed any patent, trademark, service-mark, tradename, copyright, license or other right owned by any other Person by the sale or use of any product, process, method, substance, part or other material presently contemplated to be sold or used, where such sale or use would reasonably be expected to have a Material Adverse Effect and no claim or litigation is pending, or to the best of Borrower's knowledge, threatened against or affecting Borrower that contests its right to sell or use any such product, process, method, substance, part or other material.

  4.20. Labor Matters.  There are no existing or threatened strikes, lockouts or
        -------------
other disputes relating to any collective bargaining or similar agreement to which Borrower is a party which would, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

  4.21. Licenses and Permits.  Borrower has obtained and holds in full force and
        --------------------
effect, all franchises, licenses, leases, permits, certificates, authorizations, qualifications, easements, rights of way and other rights and approvals which are necessary or advisable for the operation of its business as presently conducted and as proposed to be conducted, except where the failure to possess any of the foregoing (individually or in the aggregate) would not have a Material Adverse Effect.

  4.22. Government Regulation.  Borrower is not subject to regulation under the
        ---------------------
Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940, or any other Requirement of Law that limits its ability to incur indebtedness or its ability to consummate the transactions contemplated by this Agreement and the other Loan Documents.

  4.23. Business and Properties.  The business of Borrower is not affected by
        -----------------------
any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect.

  4.24. Affiliate Transactions.  Borrower is not a party to or bound by any
        ----------------------
agreement or arrangement (whether oral or written) to which any Affiliate of Borrower is a party except (i) in the ordinary course of and pursuant to the reasonable requirements of the business of Borrower and (ii) upon fair and reasonable terms no less favorable to Borrower than it could obtain in a comparable arm's-length transaction with an unaffiliated Person.

  4.25. Survival of Representations.  All representations made by Borrower in
        ---------------------------
this Agreement and in any other Loan Document executed and delivered by it in connection herewith shall survive the execution and delivery hereof and thereof and the closing of the transactions contemplated hereby and thereby.

5. AFFIRMATIVE COVENANTS OF THE BORROWER.  Until termination of this Agreement
   --------------------------------------
and payment and satisfaction of all Obligations:

  5.1. Corporate Existence.  Borrower shall (i) maintain its corporate
       -------------------
existence, (ii) maintain in full force and effect all material licenses, bonds, franchises, leases, trademarks, qualifications and authorizations to do business, and all material patents, contracts and other rights necessary or advisable to the profitable conduct of its business, and (iii) continue in, and limit its operations to, the same lines of business as presently conducted by it.

  5.2. Maintenance of Property.  Borrower shall keep all property useful and
       -----------------------
necessary to its business in good working order and condition (ordinary wear and tear excepted) in accordance with its past operating practices.

  5.3. Affiliate Transactions.  Borrower shall conduct transactions with any of
       ----------------------
its Affiliates on an arm's-length basis or other basis no less favorable to Borrower and which are approved by the board of directors of Borrower.

  5.4. Taxes.  Borrower shall pay when due (i) all tax assessments, and other
       -----
governmental charges and levies imposed against it or any of its property and
(ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that, unless such tax assessment, charge, levy or
          --------  -------
claim has become a Lien on any of the property of Borrower, it need not be paid if it is being contested in good faith, by appropriate proceedings diligently conducted and an adequate reserve or other appropriate provision shall have been made therefor as required in accordance with GAAP.

  5.5. Requirements of Law.  Borrower shall comply with all Requirements of Law
       -------------------
applicable to it, including, without limitation, all applicable Federal, State, local or foreign laws and regulations, including, without limitation, those relating to environmental matters, employee matters, the Employee Retirement Income Security Act of 1974, and the collection, payment and deposit of employees' income, unemployment and social security taxes, provided that
                                                           --------
Borrower shall not be deemed in violation hereof if Borrower's failure to comply with any of the foregoing would not require more than $50,000 to cure the same.

  5.6. Insurance.  Borrower shall maintain public liability insurance, business
       ---------
interruption insurance, third party property damage insurance and replacement value insurance on its assets (including the Collateral) under such policies of insurance, with such insurance companies, in such amounts and covering such risks as are at all times satisfactory to TBCC in its commercially reasonable judgment, all of which policies covering the Collateral shall name TBCC as an additional insured and lender loss payee in case of loss, and contain other provisions as TBCC may reasonably require to protect fully TBCC's interest in the Collateral and any payments to be made under such policies.

  5.7. Books and Records; Inspections.  Borrower shall (i) maintain books and
       ------------------------------
records (including computer records) pertaining to the Collateral in such detail, form and scope as is consistent with good business practice and (ii) provide TBCC and its agents access to the premises of Borrower at any time and from time to time, during normal business hours and upon reasonable notice under the circumstances, and at any time on and after the occurrence * Event of Default, for the purposes of (A) inspecting and verifying the Collateral, (B) inspecting and copying (at Borrower's expense) any and all records pertaining thereto, and (C) discussing the affairs, finances and business of Borrower with any officer, employee or director of Borrower or with the Auditors. Borrower shall reimburse TBCC for the reasonable travel and related expenses of TBCC's employees or, at TBCC's option, of such outside accountants or examiners as may be retained by TBCC to verify or inspect Collateral, records or documents of Borrower on a regular basis or for a special inspection if TBCC deems the same appropriate. If TBCC's own employees are used, Borrower shall also pay therefor $600 per person per day (or such other amount as shall represent TBCC's then current standard charge for the same), or, if outside examiners or accountants are used, Borrower shall also pay TBCC such sum as TBCC may be obligated to pay as fees therefor.

  * and during the continuance of an

  5.8. Notification Requirements.  Borrower shall give TBCC the following
       -------------------------
notices and other documents:

    (a) Notice of Defaults.  Borrower shall give TBCC written notice of any
        ------------------
Default or Event of Default within two Business Days after becoming aware of the same.

    (b) Proceedings or Adverse Changes.  Borrower shall give TBCC written notice
        ------------------------------
of any of the following, promptly, and in any event within five Business Days after Borrower becomes aware of any of the following: (i) any proceeding being instituted or threatened by or against it in any federal, state, local or foreign court or before any commission or other regulatory body involving a sum, together with the sum involved in all other similar proceedings, in excess of $50,000 in the aggregate, (ii) any order, judgment or decree being entered against Borrower or any of its properties or assets involving a sum, together with the sum of all other orders, judgments or decrees, in excess of $50,000 in the aggregate, and (iii) any actual or prospective change, development or event which has had or could reasonably be expected to have a Material Adverse Effect.

    (c) Change of Name or Chief Executive Office; Opening Additional Places of
        ----------------------------------------------------------------------
Business.  Borrower shall give TBCC at least 30 days prior written notice of any
--------
change of Borrower's corporate name or its chief executive office or of the opening of any additional place of business.

    (d)  Casualty Loss.  Borrower shall (i) provide written notice to TBCC,
         -------------
within ten Business Days, of any material damage to, the destruction of or any other material loss to any asset or property owned or used by Borrower other than any such asset or property with a net book value (individually or in the aggregate) less than $10,000 or any condemnation, confiscation or other taking, in whole or in part, or any event that otherwise diminishes so as to render impracticable or unreasonable the use of such asset or property owned or used by Borrower together with the amount of the damage, destruction, loss or diminution in value and (ii) diligently file and prosecute its claim or claims for any award or payment in connection with any of the foregoing.

    (e) Intellectual Property.  Borrower shall promptly give TBCC written notice
        ---------------------
of any copyright registration made by it, any rights Borrower may obtain to any copyrightable works, new trademarks or any new patentable inventions, and of any renewal or extension of any trademark registration, or if it shall otherwise become entitled to the benefit of any patent or patent application or trademark or trademark application.

    (f)  Deposit Accounts and Security Accounts.  Borrower shall promptly give
         --------------------------------------
TBCC written notice of the opening of any new bank account or other deposit account, and any new securities account.

   5.9.  Qualify to Transact Business.  Borrower shall qualify to transact
         ----------------------------
business as a foreign corporation in each jurisdiction where the nature or extent of its business or the ownership of its property requires it to be so qualified or authorized and where failure to qualify or be authorized would have a Material Adverse Effect.

   5.10. Financial Reporting.  Borrower shall timely deliver to TBCC the
         -------------------
following financial information: the information set forth in the Schedule, and, when requested by TBCC in its good-faith judgment, any further information respecting Borrower or any Collateral. Borrower authorizes TBCC to communicate directly with its officers, employees and Auditors and to examine and make abstracts from its books and records. Borrower authorizes its Auditors to disclose to TBCC any and all financial statements, work papers and other information of any kind that they may have with respect to Borrower and its business and financial and other affairs. Borrower shall deliver a letter addressed to the Auditors requesting them to comply with the provisions of this paragraph when requested by TBCC.

   5.11. Payment of Liabilities.  Borrower shall pay and discharge, * in the
         ----------------------
ordinary course of business, all Indebtedness, except where the same may be contested in good faith by appropriate proceedings and adequate reserves with respect thereto have been provided on the books and records of Borrower in accordance with GAAP.

   * when due,

   5.12. Patents, Trademarks, Etc.  Borrower shall do and cause to be done all
         ------------------------
things necessary to preserve, maintain and keep in full force and effect all of its registrations of trademarks, service marks and other marks, trade names and other trade rights, patents, copyrights and other intellectual property in accordance with prudent business practices.

   5.13. Proceeds of Collateral.  Without limiting any of the other terms of
         ----------------------
this Agreement, and without implying any consent to any sale or other transfer of Collateral in violation of any provision of this Agreement, Borrower shall deliver to TBCC all proceeds of any sale or other transfer or disposition of any Collateral, immediately upon receipt of the same and in the same form as received, with any necessary endorsements, and Borrower will not commingle any such proceeds with any of its other funds or property, but will segregate them from the other assets of Borrower and will hold them in trust and for the account and as the property of TBCC.

   5.14. Solvency.  Borrower shall be Solvent at all times.
         --------

6. NEGATIVE COVENANTS.  Until termination of this Agreement and payment and
   ------------------
satisfaction of all Obligations:

   6.1. Contingent Obligations.  Borrower will not, directly or indirectly,
        ----------------------
incur, assume, or suffer to exist any Contingent Obligation, excluding indemnities given in connection with this Agreement or the other Loan Documents in favor of TBCC or in connection with the sale of Inventory or other asset dispositions permitted hereunder.

   6.2. Corporate Changes.  * Borrower will not, directly or indirectly, merge
        -----------------
or consolidate with any Person, or liquidate or dissolve (or suffer any liquidation or dissolution). **

   *  Without TBCC's prior written consent,

   ** If Borrower desires to undertake a transaction described in the immediately preceding sentence that is not otherwise permitted hereunder and TBCC, in its sole discretion, does not consent thereto, notwithstanding any other provision set forth herein, Borrower may prepay all Obligations hereunder without the payment of penalties as otherwise set forth herein. Further, it is agreed that a transaction the sole purpose of which is to change the state of incorporation of the Borrower shall be permitted hereunder, provided that in such instance Borrower shall provide prior written' notice of
--------
such proposed transaction, and, further, Borrower shall execute such documentation and take such actions as Silicon determines are necessary or desirable in connection with such proposed transaction regarding the assumption by the new entity of the Obligations and the execution of new UCC and related documentation and Borrower shall not be permitted to consummate such transaction unless and until the foregoing covenants and agreements are satisfied.

  6.3. Change in Nature of Business.  Borrower will not at any time make any
       ----------------------------
material change in the lines of its business as carried on at the date of this Agreement or enter into any new line of business * .

  * , provided that the Borrower may enter into any new business resulting from
      -------- ----
the development or exploitation of its technology or the acquisition of related technology

  6.4. Sales of Assets.  Borrower will not, directly or indirectly, in any
       ---------------
fiscal year, sell, transfer or otherwise dispose of any assets, or grant any option or other right to purchase or otherwise acquire any assets other than (i) Equipment with an aggregate value of less than $25,000 the proceeds of which shall be paid to TBCC and applied to the Obligations, (ii) sales of Inventory in the ordinary course of business and (iii) licenses or sublicenses on a non-exclusive basis of intellectual property in the ordinary course of Borrower's business.

  6.5. Cancellation of Debt.  Borrower will not cancel any claim or debt owed to
       --------------------
it, except in the ordinary course of business.

  6.6. Loans to Other Persons.  Borrower will not at any time make loans or
       ----------------------
advance any credit (except to trade debtors in the ordinary course of business) to any Person in excess of $25,000 in the aggregate at any time for all such loans *.

  * and other than (a) travel advances, employee relocation loans and other employee loans and advances in the ordinary course of business; (b) loans to employees, officers or directors relating to the purchase of equity securities of the Borrower in an aggregate amount not to exceed $50,000 outstanding at any one time, other than for employee loans and loans to former employees outstanding prior to the date hereof in an aggregate amount not exceeding $8,867,750; and (c) other loans to officers and employees of the Borrower in an aggregate amount not in excess of $100,000 outstanding at any time.

  6.7. Liens.  Borrower will not, directly or indirectly, at any time create,
       -----
incur, assume or suffer to exist any Lien on or with respect to any of the Collateral, other than: Liens created hereunder and by any other Loan Document; and Permitted Liens.

  6.8. Dividends, Stock Redemptions.  Borrower will not, directly or indirectly,
       -----------------------------
pay any dividends or distributions on, purchase, redeem or retire any shares of any class of its capital stock or any warrants, options or rights to purchase any such capital stock, whether now or hereafter outstanding (Stock), or make any payment on account of or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of its Stock, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Borrower, except for dividends paid solely in stock of the Borrower *.

  * and except for repurchases of stock owned by employees, directors and consultants of Borrower upon exercise of any right of repurchase upon termination of employment or services to Borrower provided that the aggregate amount of such repurchases shall not exceed $100,000 in the aggregate at any time outstanding.

  6.9. Investments in Other Persons.  Borrower will not, directly or indirectly,
       ----------------------------
at any time make or hold any Investment in any Person (whether in cash, securities or other property of any kind) other than Investments in Cash Equivalents *. **

   * and other Investments and Permitted Investments as allowed under this Agreement

   ** If Borrower desires to make an Investment that is not otherwise permitted hereunder and TBCC, in its sole discretion, does not consent thereto, notwithstanding any other provision set forth herein, Borrower may prepay all Obligations hereunder without the payment of penalties as otherwise set forth herein.

   6.10. Partnerships; Subsidiaries; Joint Ventures; Management Contracts.
         ----------------------------------------------------------------
Borrower will not at any time create any direct or indirect Subsidiary, enter into any joint venture or similar arrangement or become a partner in any general or limited partnership or enter into any management contract (other than an employment contract for the employment of an officer or employee entered into in the regular course of Borrower's business) permitting third party management rights with respect to Borrower's business *.

* , other than for joint ventures or strategic partnerships which, in each case, do not involve the transfer of funds or other Collateral to such joint ventures or strategic partnerships, except for the non-exclusive licensing of technology and other than for Permitted Investments

   6.11. Fiscal Year.  Borrower will not change its fiscal year.
         -----------

   6.12. Accounting Changes.  Borrower will not at any time make or permit any
         ------------------
change in accounting policies or reporting practices, except as required by GAAP.

   6.13. Broker's or Finder's Fees.  Borrower will not pay or incur any broker's
         -------------------------
or finder's fees in connection with this Agreement or the transactions contemplated hereby.

   6.14. Unusual Terms of Sale.  Borrower will not sell goods or products on
         ---------------------
extended terms, consignment terms, on a progress billing or bill and hold basis, or on any other unusual terms.

   6.15. Amendments of Material Contracts.  Borrower will not amend, modify,
         --------------------------------
cancel or terminate, or permit the amendment, modification, cancellation or termination of, any Material Contract, if such amendment, modification, cancellation or termination could have a Material Adverse Effect.

   6.16. Sale and Leaseback Obligations.  Borrower will not at any time create,
         ------------------------------
incur or assume any obligations as lessee for the rental of real or personal property in connection with any sale and leaseback transaction.

   6.17. Acquisition of Stock or Assets.  Borrower will not acquire or commit or
         ------------------------------
agree to acquire all or any stock, securities or assets of any other Person other than Inventory and Equipment acquired in the ordinary course of business
*.  **

   *  and Permitted Investments

   ** If Borrower desires to undertake a transaction described in the immediately preceding sentence that is not otherwise permitted hereunder and TBCC, in its sole discretion, does not consent thereto, notwithstanding any other provision set forth herein, Borrower may prepay all Obligations hereunder without the payment of penalties as otherwise set forth herein.

7. EVENTS OF DEFAULT.
   -----------------

   7.1. Events of Default.  The occurrence of any of the following events shall
        -----------------
constitute an Event of Default:

     (a) Borrower shall fail to pay any principal, interest, fees, expenses or other Obligations when payable, whether at stated maturity, by acceleration, or otherwise; or

     (b) Borrower shall default in the performance or observance of any agreement, covenant, condition, provision or term contained in Section 1.1, 1.2, 1.4, 3.3, 5.7, 5.13, 6 (and its Sections and subsections), or 8.1 of this Agreement, or

Borrower shall fail to perform any non-monetary Obligation which by its nature cannot be cured; or

   (c) Borrower shall default in the performance or observance of any other agreement, covenant, condition, provision or term of this Agreement (other than those referred to in Section 7.1(a) above or Section 7.1(b) above) or any other Loan Document, and such failure continues uncured for a period of five * Business Days after the date it occurs; or

   * ten

   (d) Borrower or any Guarantor shall dissolve, wind up or otherwise cease to conduct its business; or

   (e) Borrower or any Guarantor shall become the subject of (i) an Insolvency Event except as set forth in clause (e) of the definition of Insolvency Event or
(ii) an Insolvency Event as set forth in clause (e) of the definition of Insolvency Event that is not dismissed within sixty days; or

   (f) any representation or warranty made by or on behalf of Borrower or any Guarantor to TBCC, under this Agreement or otherwise, shall be incorrect or misleading in any material respect when made or deemed made; or

   (g) A change in the ownership or control of more than 20% * of the voting stock of the Borrower compared to such ownership on the date of this Agreement; or

   * 50%

   (h) any judgment or order for the payment of money * shall be rendered against Borrower and shall not be stayed, vacated, bonded or discharged within thirty days; or

   * in excess of $50,000 and relating to which no lien or encumbrance on any part of the Collateral shall arise that has a higher priority therein than the lien and encumbrance of TBCC,

   (i) any defined "Event of Default" shall occur under any other Loan Document; or Borrower or any Guarantor shall deny or disaffirm its obligations under any of the Loan Documents or any Liens granted in connection therewith or shall otherwise challenge any of its obligations under any of the Loan Documents; or any Liens granted in any of the Collateral shall be determined to be void, voidable or invalid, are subordinated or are not given the priority contemplated by this Agreement; or

   (j) any Loan Document shall for any reason cease to create a valid and perfected Lien on the Collateral purported to be covered thereby, of first priority (except for Permitted Liens); or

   (k) the Auditors for Borrower shall deliver a Qualified opinion on any Financial Statement; or

   (l) Borrower or any Guarantor (i) shall fail to pay any Indebtedness owing to TBCC under any other agreement with TBCC or note or instrument in favor of TBCC, when due (whether at scheduled maturity or by required prepayment, acceleration, demand or otherwise), or (ii) shall otherwise be in breach of or default in any of its obligations under any such agreement, note or instrument with respect to any such Indebtedness; or

   (m) Borrower or any Guarantor (i) shall fail to pay any Indebtedness in excess of $50,000 * owing to any Person other than TBCC or any interest or premium thereon, when due (whether at scheduled maturity or by required prepayment, acceleration, demand or otherwise), or (ii) shall otherwise be in breach or default in any of its obligations under any agreement with respect to any such Indebtedness, if the effect of such breach, default or failure to pay is to cause such Indebtedness to become due or redeemed or permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to declare such Indebtedness due or require such Indebtedness to be redeemed prior to its stated maturity; or

   * $100,000

    (n) the occurrence of any event or condition that, in TBCC's judgment, could reasonably be expected to have a Material Adverse Effect.

TBCC may cease making any Loans hereunder during any of the above cure periods, and thereafter if any Event of Default has occurred and is continuing.

  7.2. Remedies.  Upon the occurrence and during the continuance of an Event of
       --------
Default, TBCC shall have all rights and remedies under applicable law and the Loan Documents, and TBCC may do any or all of the following:

    (a) Declare all Obligations to be immediately due and payable (except with respect to any Event of Default with respect to Borrower set forth in Section 7.1(e), in which case all Obligations shall automatically become immediately due and payable) without presentment, demand, protest or any other action or obligation of TBCC;

    (b) Cease making any Loans or other extensions of credit to Borrower of any kind;

    (c) Take possession of all documents, instruments, files and records (including the copying of any computer records) relating to the Receivables or other Collateral and use (at the expense of Borrower) such supplies or space of Borrower at Borrower's places of business necessary to administer and collect the Receivables and other Collateral;

    (d) Accelerate or extend the time of payment, compromise, issue credits, or bring suit on the Receivables and other Collateral (in the name of Borrower or TBCC) and otherwise administer and collect the Receivables and other Collateral;

    (e) Collect, receive, dispose of and realize upon any Investment Property, including withdrawal of any and all funds from any securities accounts;

    (f) Sell, assign and deliver the Receivables and other Collateral, with or without advertisement, at public or private sale, for cash, on credit or otherwise, subject to applicable law;

    (g) Foreclose on the security interests created pursuant to the Loan Documents by any available procedure, take possession of any or all of the Collateral, with or without judicial process and enter any premises where any Collateral may be located for the purpose of taking possession of or removing the same; and

    (h) Bid or become a purchaser at any sale, free from any right of redemption, which right is expressly waived by Borrower, if permitted under applicable law. If notice of intended disposition of any Collateral is required by law, it is agreed that ten days' notice shall constitute reasonable notification. Borrower will assemble the Collateral and make it available at such locations as TBCC may specify, whether at the premises of Borrower or elsewhere, and will make available to TBCC the premises and facilities of Borrower for the purpose of TBCC's taking possession of or removing the Collateral or putting the Collateral in salable form.

    (i) Borrower recognizes that TBCC may be unable to make a public sale of any or all of the Investment Property, by reasons of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale.

  7.3. Receivables.  Upon the occurrence and during the continuance of an Event
       -----------
of Default, TBCC may (i) settle or adjust disputes or claims directly with account debtors for amounts and upon terms which it considers advisable, and
(ii) notify account debtors on the Receivables and other Collateral that the Receivables and Collateral have been assigned to TBCC, and that payments in respect thereof shall be made directly to TBCC. If an Event of Default has occurred and is continuing, Borrower hereby irrevocably authorizes and appoints TBCC, or any Person TBCC may designate, as its attorney-in-fact, at Borrower's sole cost and expense, to exercise, all of the following powers, which are coupled with an interest and are irrevocable, until all of the Obligations have been indefeasibly paid and satisfied in full in cash: (A) to receive, take, endorse, sign, assign and deliver, all in the name of TBCC or Borrower, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral; (B) to receive, open and dispose of all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as TBCC may designate; and (C) to take or bring, in the name of TBCC or Borrower, all steps, actions, suits or proceedings deemed by TBCC necessary or desirable to enforce or effect collection of Receivables and other Collateral or file and sign Borrower's name on a proof of claim in bankruptcy or similar document against any obligor of Borrower.

   7.4. Right of Setoff.  In addition to all rights of offset that TBCC may have
        ---------------
under applicable law, upon the occurrence and during the continuance of any Event of Default, and whether or not TBCC has made any demand or the Obligations of Borrower have matured, TBCC shall have the right to appropriate and apply to the payment of the Obligations of Borrower all deposits and other obligations then or thereafter owing by TBCC to or for the credit or the account of Borrower. In the event that TBCC exercises any of its rights under this Section, TBCC shall provide notice to Borrower of such exercise, provided that the failure to give such notice shall not affect the validity of the exercise of such rights.

   7.5. License for Use of Software and Other Intellectual Property.  After the
        -----------------------------------------------------------
occurrence and during the continuance of an Event of Default, unless expressly prohibited by any licensor thereof, TBCC is hereby granted a license to use all computer software programs, data bases, processes, trademarks, tradenames and materials used by Borrower in connection with its businesses or in connection with the Collateral.

   7.6. No Marshalling; Deficiencies; Remedies Cumulative.  The net cash
        -------------------------------------------------
proceeds resulting from TBCC's exercise of any of its rights with respect to Collateral, including any and all Collections (after deducting all of TBCC's reasonable expenses related thereto), shall be applied by TBCC to such of the Obligations in such order as TBCC shall elect in its sole and absolute discretion, whether due or to become due. Borrower shall remain liable to TBCC for any deficiencies and TBCC shall remit to Borrower or its successor or assign, any surplus resulting therefrom. The remedies specified in this Agreement are cumulative, may be exercised in such order and with respect to such Collateral as TBCC may deem desirable and are not intended to be exclusive, and the full or partial exercise of any of them shall not preclude the full or partial exercise of any other available remedy under this Agreement, under any other Loan Document, at equity or at law.

   7.7. Waivers.  Borrower hereby waives any bonds, security or sureties
        -------
required by any statute, rule or any other law as an incident to any taking of possession by TBCC of any Collateral. Borrower also waives any damages (direct, consequential or otherwise) occasioned by the enforcement of TBCC's rights under this Agreement or any other Loan Document including the taking of possession of any Collateral or the giving of notice to any account debtor or the collection of any Receivable or other Collateral (other than damages that are the result of acts or omissions constituting gross negligence or willful misconduct of TBCC). These waivers and all other waivers provided for in this Agreement and the other Loan Documents have been negotiated by the parties and Borrower acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.

   7.8. Right to Make Payments.  In the event that Borrower shall fail to
        ----------------------
purchase or maintain insurance required hereunder, or to pay any tax, assessment, government charge or levy, except as the same may be otherwise permitted hereunder, or in the event that any Lien prohibited hereby shall not be paid in full or discharged, or in the event that Borrower shall fail to perform or comply with any other covenant, promise or obligation to TBCC hereunder or under any other Loan Document, TBCC may (but shall not be required to) perform, pay, satisfy, discharge or bond the same for the account of Borrower, and all amounts so paid by TBCC shall be treated as a Loan hereunder to Borrower and shall constitute part of the Obligations.

8. ASSIGNMENTS AND PARTICIPATIONS.
   ------------------------------

   8.1. Assignments.  Borrower shall not assign this Agreement or any right or
        -----------
obligation hereunder without the prior written consent of

TBCC. TBCC may assign (without the consent of Borrower) to one or more Persons all or a portion of its rights and obligations under this Agreement and the other Loan Documents. *

   * Prior to the occurrence and continuance of an Event of Default only, TBCC agrees not to sell or otherwise assign this Agreement to a competitor of Borrower, as known to TBCC at the time; on and after the occurrence and during the continuance of an Event of Default the foregoing restriction shall no longer be effective.

   8.2. Participations.  TBCC may sell participations in or to all or a portion
        --------------
of its rights and obligations under this Agreement (including, without limitation, all or a portion of the Loans); provided, however, that TBCC's obligations under this Agreement shall remain unchanged.

   8.3. Disclosure.  TBCC may, in connection with any permitted assignment or
        ----------
participation or proposed assignment or participation pursuant to this Agreement, disclose to the assignee or participant or proposed assignee or participant any information relating to Borrower furnished to TBCC by or on behalf of Borrower *.

   * provided that any such proposed assignee or participant shall agree to the same confidentiality standards regarding such information to which TBCC agreed in writing in connection therewith

9. DEFINITIONS.
   ------------

   9.1. General Definitions.  As used herein, the following terms shall have the
        -------------------
meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

     (a) Affiliate means as to any Person, any other Person who directly or
         ---------
indirectly controls, is under common control with, is controlled by or is a director or officer of such Person. As used in this definition, "control" (including its correlative meanings, "controlled by" and "under common control with") means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person who owns directly or indirectly twenty percent (20%) or more of the securities having ordinary voting power for the election of the members of the board of directors or other governing body of a corporation or twenty percent (20%) or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation, partnership or other Person.

     (b) Agreement means this Loan and Security Agreement, as amended,
         ---------
supplemented or otherwise modified from time to time.

     (c) Auditors means Price Waterhouse Coopers or a nationally recognized firm
         --------
of independent public accountants selected by Borrower and reasonably satisfactory to TBCC.

     (d) Bankruptcy Code means Title 11 of the United States Code entitled
         ---------------
"Bankruptcy," as that title may be amended from time to time, or any successor statute.

     (e) Borrowing means a borrowing of Loans.
         ---------

     (f) Business Day means any day other than a Saturday, Sunday or any other
         ------------
day on which commercial banks in Chicago, Illinois or San Francisco, California are required or permitted by law to close.

     (g) Cash Equivalents means (i) securities issued, guaranteed or insured by
         ----------------
the United States or any of its agencies with maturities of not more than one year from the date acquired; (ii) certificates of deposit with maturities of not more than one year from the date acquired, issued by any U.S. federal or state chartered commercial bank of recognized standing which has capital and unimpaired surplus in excess of $100,000,000; (iii) investments in money market funds registered under the Investment Company Act of 1940; and (iv) other instruments, commercial paper or investments acceptable to TBCC in its sole discretion.

    (h) Collateral means Receivables, Investment Property, Inventory, Equipment,
        ----------
and Other Property, and all additions and accessions thereto and substitutions and replacements therefor and improvements thereon, and all proceeds (whether cash or other property) and products thereof, including, without limitation, all proceeds of insurance covering the same and all tort claims in connection therewith, and all records, files, computer programs and files, data and writings relating to the foregoing, and all equipment containing the foregoing
*.

    * , subject to the qualifications regarding Collateral set forth in section
3.1 hereof

    (i) Collections means all cash, funds, checks, notes, instruments, any other
        -----------
form of remittance tendered by account debtors in respect of payment of Receivables and any other payments received by Borrower with respect to any other Collateral.

    (j) Compliance Certificate means a certificate as to compliance with the
        ----------------------
Obligations, on TBCC's standard form (in effect from time to time).

    (k) Contingent Obligation means any direct, indirect, contingent or non-
        ---------------------
contingent guaranty or obligation for the Indebtedness of another Person, except endorsements in the ordinary course of business.

    (l) Default means any of the events specified in Section 7.1, whether or not
        -------
any of the requirements for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

    (m) [Reserved]
        ----------

    (n) Eligible Receivables means and includes only those Receivables which
        --------------------
TBCC in its* deems eligible for borrowing, based on such considerations as TBCC in its * may deem appropriate from time to time and less any such reserves as TBCC, in its*, may require. Without limiting the fact that the determination of which Receivables are eligible for borrowing is a matter of TBCC's*, the following (the "Minimum Eligibility Requirements") are the minimum requirements
                --------------------------------
for a Receivable to be an Eligible Receivable: (i) the Receivable must not be outstanding for more than 60 days from its invoice date, (ii) the Receivable must not represent progress billings, or be due under a fulfillment or requirements contract with the account debtor, (iii) the Receivable must not be subject to any contingencies (including Receivables arising from sales on consignment, guaranteed sale or other terms pursuant to which payment by the account debtor may be conditional), (iv) the Receivable must not be owing from an account debtor with whom the Borrower has any dispute (whether or not relating to the particular Receivable) **, (v) the Receivable must not be owing from an Affiliate of Borrower, (vi) the Receivable must not be owing from an account debtor which is subject to any insolvency or bankruptcy proceeding, or whose financial condition is not acceptable to TBCC, or which, fails or goes out of a material portion of its business, (vii) the Receivable must not be owing from the United States or any department, agency or instrumentality thereof (unless there has been compliance, to TBCC's satisfaction, with the United States Assignment of Claims Act), (viii) the Receivable must not be owing from an account debtor located outside the United States or Canada (unless pre-approved by TBCC in its discretion in writing, or backed by a letter of credit satisfactory to TBCC, or FCIA insured satisfactory to TBCC), (ix) the Receivable must not be owing from an account debtor to whom Borrower is or may be liable for goods purchased from such account debtor or otherwise ***, (x) the Receivable must not violate any representation or warranty set forth in this Agreement, and (xi) the Receivable must not be one in which TBCC does not have a first-priority, valid, perfected Lien. Without limiting the generality of the foregoing, Borrower must be in compliance with all requirements of the Loan Documents regarding registration with the U.S. Copyright Office of any copyrightable software in order for any Receivable arising from any licensing of such software to constitute an Eligible Receivable hereunder. Receivables owing from one account debtor will not be deemed Eligible Receivables to the extent they exceed 25% of the total eligible Receivables outstanding. In addition, if more than 50% of the Receivables owing from an account debtor are outstanding more than 90 days from their invoice date (without regard to unapplied credits) or are otherwise not eligible Receivables, then all Receivables owing from that account debtor will be deemed ineligible for borrowing. TBCC may, from time to time, in its sole discretion, revise the Minimum Eligibility Requirements, upon written notice to the Borrower.

   *   Good Faith business judgment

   ** (provided that such Receivable shall only be deemed ineligible for borrowing under this clause to the extent of any such dispute)

   *** (provided that such Receivable shall only be deemed ineligible for borrowing under this clause to the extent of any amount owing to such account debtor)

   (o) Equipment means all machinery, equipment, furniture, fixtures, conveyors,
       ---------
tools, materials, storage and handling equipment, hydraulic presses, cutting equipment, computer equipment and hardware, including central processing units, terminals, drives, memory units, printers, keyboards, screens, peripherals and input or output devices, molds, dies, stamps, vehicles, and other equipment of every kind and nature and wherever situated now or hereafter owned by Borrower or in which Borrower may have any interest as lessee or otherwise (to the extent of such interest), together with all additions and accessions thereto, all replacements and all accessories and parts therefor, all manuals, blueprints, know-how, warranties and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers or others in connection therewith, and together with all substitutes for any of the foregoing.

   (p) Event of Default means the occurrence of any of the events specified in
       ----------------
Section 7.1.

   (q) Financial Statements means the balance sheets, profit and loss
       --------------------
statements, statements of cash flow, and statements of changes in intercompany accounts, if any, for the period specified, prepared in accordance with GAAP and consistent with prior practices.

   (r) GAAP means generally accepted accounting principles set forth in the
       ----
opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination. Whenever any accounting term is used herein which is not otherwise defined, it shall be interpreted in accordance with GAAP.

   (s) Good Faith means "good faith" as defined in the Uniform Commercial Code,
       ----------
from time to time in effect in the State of Illinois.

   (t) Governing Documents means the articles or certificate of incorporation
       -------------------
and by-laws of Borrower.

   (u) Governmental Authority means any nation or government, any state or other
       ----------------------
political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions thereof or pertaining thereto.

   (v) Guarantor means any present or future guarantor of any or all of the
       ---------
Obligations.

   (w) Indebtedness means, with respect to any Person, as of the date of
       ------------
determination any indebtedness, liability or obligation of such Person (including without limitation obligations under capital leases and Contingent Obligations).

   (x) Insolvency Event means, with respect to any Person, the occurrence of any
       ----------------
of the following: (a) such Person shall be adjudicated insolvent or bankrupt, or shall generally fail to pay or admit in writing its inability to pay its debts as they become due, (b) such Person shall seek dissolution or reorganization or the appointment of a receiver, trustee, custodian or liquidator for it or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, (c) such Person shall make a general assignment for the benefit of its creditors, or consent to or acquiesce in the appointment of a receiver, trustee, custodian or liquidator for a substantial portion of its property, assets or business, (d) such Person shall file a voluntary petition under any bankruptcy, insolvency or similar law or take any corporate or similar act in furtherance thereof, or (e) such Person, or a substantial portion of its property, assets or business shall become the subject of an involuntary proceeding or petition for its dissolution, reorganization, and such proceeding is not dismissed or stayed within sixty days, or the appointment of a receiver, trustee, custodian or liquidator, and such receiver is not dismissed within sixty days.

   (y) Inventory means all present and future goods intended for sale, lease or
       ---------
other disposition by Borrower including, without limitation, all raw materials, work in process, finished goods and other retail inventory, goods in the possession of outside processors or other third parties, goods consigned to Borrower to the extent of its interest therein as consignee, materials and supplies of any kind, nature or description which are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of any such goods, and all documents of title or documents representing the same.

   (z)  Investment in any Person means, as of the date of determination thereof,
        ----------
any payment or contribution, or commitment to make a payment or contribution, by any Person including, without limitation, property contributed or committed to be contributed by any Person, on its account for or in connection with its acquisition of any stock, bonds, notes, debentures, partnership or other ownership interest or any other security of the Person in whom such Investment is made or any evidence of indebtedness by reason of a loan, advance, extension of credit, guaranty or other similar obligation for any debt, liability or indebtedness of such Person in whom the Investment is made.

   (aa) Investment Property means any and all investment property of Borrower,
        -------------------
including all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, and whether now existing or hereafter acquired or arising.

   (bb) Lien means any lien, claim, charge, pledge, security interest,
        ----
assignment, hypothecation, deed of trust, mortgage, lease, conditional sale, retention of title or other preferential arrangement having substantially the same economic effect as any of the foregoing, whether voluntary or imposed by law.

   (cc) Loan Account has the meaning specified in Section 1.3.
        ------------

   (dd) Loan Documents means this Agreement and all present and future documents
        --------------
and instruments delivered or to be delivered by Borrower or any of its Affiliates or any Guarantor under, in connection with or relating to this Agreement, or any other present or future instrument or agreement between TBCC and Borrower, as each of the same may be amended, supplemented or otherwise modified from time to time.

   (ee) Loans means the loans and financial accommodations made by TBCC
        -----
hereunder.

   (ff) Material Adverse Effect means (i) a material adverse effect on the
        -----------------------
business, prospects, operations, results of operations, assets, liabilities or * condition of Borrower, (ii) the impairment of Borrower's ability to perform its obligations under the Loan Documents to which it is a party or of TBCC to enforce the Obligations or realize upon the Collateral or (iii) a material adverse effect on the value of the Collateral or the amount

TBCC                                                 Loan and Security Agreement
--------------------------------------------------------------------------------

which TBCC would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of the Collateral.

  * financial

  (gg)   Material Contract means any contract or other arrangement to which
         -----------------
Borrower is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew could have a Material Adverse Effect.

  (hh)   Obligations means and includes all loans (including the Loans),
         -----------
advances, debts, liabilities, obligations, covenants and duties owing by Borrower to TBCC of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether or not arising under or in connection with, this Agreement, any other Loan Document or any other present or future instrument or agreement, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guaranteeing or confirming of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment, purchase, discount or otherwise), whether absolute or contingent, due or to become due, now due or hereafter arising and however acquired (including without limitation all loans previously made by TBCC to Borrower). The term includes, without limitation, all interest (including interest accruing on or after an Insolvency Event, whether or not an allowed claim), charges, expenses, commitment, facility, closing and collateral management fees, letter of credit fees, reasonable attorneys' fees, and any other sum properly chargeable to Borrower under this Agreement, the other Loan Documents or any other present or future agreement between TBCC and Borrower.

  (ii)   Other Property means all present and future: instruments, documents,
         --------------
documents of title, securities, bonds, notes, promissory notes, drafts, acceptances, letters of credit and rights to receive proceeds of letters of credit, deposit accounts, chattel paper, certificates, insurance policies, insurance proceeds, leases, computer tapes, causes of action, judgments, claims against third parties, leasehold rights in any personal property, books, ledgers, files and records, general intangibles (including without limitation, all contract rights, tax refunds, rights to receive tax refunds, patents, patent applications, copyrights (registered and unregistered), royalties, licenses, permits, franchise rights, authorizations, customer lists, rights of indemnification, contribution and subrogation, computer programs, discs and software, trade secrets, computer service contracts, trademarks, trade names, service marks and names, logos, goodwill, deposits, choses in action, designs, blueprints, plans, know-how, telephone numbers and rights thereto, credits, reserves, and all forms of obligations whatsoever now or hereafter owing to Borrower), all property at any time in the possession or under the control of TBCC, and all security given by Borrower to TBCC pursuant to any other Loan Document or agreement.

  (ii-1) Permitted Investments means acquisitions by Borrower of stock or
         ---------------------
assets of another Person (A) where the consideration given is solely equity securities of Borrower, (B) the stock or assets proposed to be acquired relate to or complement Borrower's technology or product lines, (C) where the interest acquired by the Borrower does not exceed 45% of the ownership interest in the acquired Person, in the case of stock acquisitions, or 45% of the aggregate value of the assets of the entity from whom the assets are intended to be acquired, in the case of an asset acquisition, (D) no Default or Event of Default is occurring when such transaction is consummated or would arise thereafter and (E) provided that Borrower give TBCC prior written notice of such proposed transactions.

  (jj)   Permitted Liens means such of the following as to which no
         ---------------
enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced and be continuing:

TBCC                                                 Loan and Security Agreement
--------------------------------------------------------------------------------

(i) Liens for taxes, assessments and other governmental charges or levies or the claims or demands of landlords, carriers, warehousemen, mechanics, laborers, materialmen and other like Persons arising by operation of law in the ordinary course of business for sums which are not yet due and payable *, (ii) deposits or pledges to secure the payment of workmen's compensation, unemployment insurance or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business (but nothing in this clause (ii) shall permit the creation of Liens on Receivables, Investment Property, Inventory or Other Property), (iii) zoning restrictions, easements, encroachments, licenses, restrictions or covenants on the use of property which do not materially impair either the use of the property in the operation of the business of Borrower or the value of the property, (iv) rights of general application reserved to or vested in any municipality or other governmental, statutory or public authority to control or regulate property, or to use property in a manner which does not materially impair the use of the property for the purposes for which it is held by Borrower, (v) state and municipal Liens for personal property taxes which are not yet due and payable,
(vi) Purchase Money Liens **.

* or are being contested in good faith by appropriate proceedings, provided the same have no priority over any of TBCC's security interests and provided that, as to any federal tax liens, no notice of such lien has been filed of record

** (vii) liens existing as of the date hereof consisting of a lien in favor of Silicon Valley Bank with respect to certain assets acquired by Anubis
Acquisition Corporation and   subsequently transferred to the Borrower, provided
that the aggregate amount of indebtedness secured by lien shall not exceed $15,000, (viii) leases or subleases granted in the ordinary course of Borrower's business consistent with past business practices, (ix) licenses and sublicenses in the ordinary course of Borrower's business consistent with past business practices as otherwise permitted under the terms and conditions of this Agreement, (x) Liens on assets (including the proceeds thereof and accessions thereto) that existed at the time such assets were acquired by Borrower, provided such Liens are not granted in contemplation of or in connection with
--------
the acquisition of such asset by Borrower, provided, further, that TBCC consents
                                           --------  -------
in writing to such Liens, (xi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods, (xii) Liens on insurance proceeds in favor of insurance companies granted solely as security for financed premiums provided that the aggregate amount of premiums so financed shall not exceed $10,000 and
(xiii) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i) -
(xii) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

  (kk) Person means any individual, sole proprietorship, partnership, joint
       ------
venture, limited liability company, trust, unincorporated organization, joint stock company, association, corporation, institution, entity, party or government (including any division, agency or department thereof) or any other legal entity, whether acting in an individual, fiduciary or other capacity, and, as applicable, the successors, heirs and assigns of each.

  (ll) Plan means any employee benefit plan, program or arrangement maintained
       ----
or contributed to by Borrower or with respect to which it may incur liability.

  (mm) Purchase Money Lien means a Lien on any item of Equipment created
       -------------------
substantially simultaneously with the acquisition of such

TBCC                                                 Loan and Security Agreement
--------------------------------------------------------------------------------

Equipment for the purpose of financing such acquisition, provided that such Lien shall attach only to the Equipment acquired.

  (nn) Qualification or Qualified means, with respect to any report of Auditors
       -------------    ---------
covering Financial Statements, a material qualification to such report (i) resulting from a limitation on the scope of examination of such Financial Statements or the underlying data, (ii) as to the capability of Borrower to continue operations as a going concern or (iii) which could be eliminated by changes in Financial Statements or notes thereto covered by such report (such as by the creation of or increase in a reserve or a decrease in the carrying value of assets) and which if so eliminated by the making of any such change and after giving effect thereto would result in a Default or an Event of Default.

  (oo) Receivables means all present and future accounts and accounts
       -----------
receivable, together with all security therefor and guaranties thereof and all rights and remedies relating thereto, including any right of stoppage in transit.

  (pp) Requirement of Law means (a) the Governing Documents, (b) any law,
       ------------------
treaty, rule, regulation, order or determination of an arbitrator, court or other Governmental Authority or (c) any franchise, license, lease, permit, certificate, authorization, qualification, easement, right of way, right or approval binding on Borrower or any of its property.

  (qq) Schedule means the Schedule to this Agreement being signed concurrently
       --------
by Borrower and TBCC, as amended from time to time.

  (rr) Solvent means when used with respect to any Person that as of the date as
       -------
to which such Person's solvency is to be measured: (a) the fair salable value of its assets is in excess of the total amount of its liabilities (including contingent liabilities as valued in accordance with applicable law) as they become absolute and matured; (b) it has sufficient capital to conduct its business; and (c) it is able to meet its debts as they mature.

  (ss) Subsidiary means, as to any Person, a corporation or other entity in
       ----------
which that Person directly or indirectly owns or controls shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or appoint other managers of such corporation or other entity.

  9.2. Accounting Terms and Determinations.  Unless otherwise defined or
       -----------------------------------
specified herein, all accounting terms used in this Agreement shall be construed in accordance with GAAP, applied on a basis consistent in all material respects with the Financial Statements delivered to TBCC on or before the date of this Agreement. All accounting determinations for purposes of determining compliance with this Agreement shall be made in accordance with GAAP as in effect on the date of this Agreement and applied on a basis consistent in all material respects with the audited Financial Statements delivered to TBCC on or before the date of this Agreement. The Financial Statements required to be delivered hereunder, and all financial records, shall be maintained in accordance with GAAP. If GAAP shall change from the basis used in preparing the audited Financial Statements delivered to TBCC on or before the date of this Agreement, the Compliance Certificates required to be delivered pursuant to this Agreement shall include calculations setting forth the adjustments necessary to demonstrate how Borrower is in compliance with the Financial Covenants (if any) based upon GAAP as in effect on the date of this Agreement.

  9.3. Other Terms; Headings; Construction.  Unless otherwise defined herein,
       -----------------------------------
terms used herein that are defined in the Uniform Commercial Code, from time to time in effect in the State of Illinois, shall have the meanings set forth therein. Each of the words "hereof," "herein," and "hereunder" refer to this Agreement as a whole. The term "including", whenever used in this Agreement, shall mean "including (but not limited to)". An Event of Default shall "continue" or be "continuing" unless and until such Event of Default has been waived or cured

TBCC                                                 Loan and Security Agreement
--------------------------------------------------------------------------------

within the grace period specified therefor under Section 7.1. References to Articles, Sections, Annexes, Schedules, and Exhibits are internal references to this Agreement, and to its attachments, unless otherwise specified. The headings and any Table of Contents are for convenience only and shall not affect the meaning or construction of any provision of this Agreement. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against TBCC or Borrower under any rule of construction or otherwise.

10. GENERAL PROVISIONS.
    -------------------

  10.1. GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS
        -------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS.

  10.2. SUBMISSION TO JURISDICTION.  ALL DISPUTES BETWEEN THE BORROWER AND TBCC,
        --------------------------
WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT TBCC SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE BORROWER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY TBCC IN GOOD FAITH TO ENABLE TBCC TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF TBCC. THE BORROWER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH TBCC HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

  10.3. SERVICE OF PROCESS.  THE BORROWER HEREBY IRREVOCABLY DESIGNATES CT
        ------------------
CORPORATION SYSTEM, 1209 ORANGE STREET, WILMINGTON, DELAWARE 19801, AS THE DESIGNEE AND AGENT OF THE BORROWER TO RECEIVE, FOR AND ON BEHALF OF THE BORROWER, SERVICE OF PROCESS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT AT ITS ADDRESS WILL BE PROMPTLY FORWARDED BY MAIL TO THE BORROWER, BUT THE FAILURE OF THE BORROWER TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

  10.4. LIMITATION OF LIABILITY.  TBCC SHALL HAVE NO LIABILITY TO THE BORROWER
        -----------------------
(WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) FOR LOSSES SUFFERED BY THE BORROWER IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OR COURT ORDER BINDING ON TBCC THAT THE LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE OR

TBCC                                                 Loan and Security Agreement
--------------------------------------------------------------------------------

WILLFUL MISCONDUCT OF TBCC. THE BORROWER HEREBY WAIVES ALL FUTURE CLAIMS AGAINST TBCC FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

  10.5. Delays; Partial Exercise of Remedies.  No delay or omission of TBCC to
        ------------------------------------
exercise any right or remedy hereunder shall impair any such right or operate as a waiver thereof. No single or partial exercise by TBCC of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

  10.6. Notices.  Except as otherwise provided herein, all notices and
        -------
correspondence hereunder shall be in writing and sent by certified or registered mail, return receipt requested, by overnight delivery service, with all charges prepaid, or by telecopier followed by a hard copy sent by regular mail, to the parties at their addresses set forth in the heading to this Agreement. All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, three Business Days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by telecopier transmission, when receipt of such transmission is acknowledged. Borrower's and TBCC's telecopier numbers for purpose of notice hereunder are set forth in the Schedule; each party's number may be changed by written notice to the other party.

  10.7. Indemnification; Reimbursement of Expenses of Collection.  Borrower
        --------------------------------------------------------
hereby indemnifies and agrees, whether or not any of the transactions contemplated by this Agreement or the other Loan Documents are consummated, to defend and hold harmless (on an after-tax basis) TBCC, its successors and assigns and their respective directors, officers, agents, employees, advisors, shareholders, attorneys and Affiliates (each, an "Indemnified Party") from and
                                                 -------------------
against any and all losses, claims, damages, liabilities, deficiencies, obligations, fines, penalties, actions (whether threatened or existing), judgments, suits (whether threatened or existing) or * expenses (including, without limitation, reasonable fees and disbursements of counsel, experts, consultants and other professionals) incurred by any of them (collectively, "Claims") (except, in the case of each Indemnified Party, to the extent that any
--------
Claim is determined in a final and non-appealable judgment by a court of competent jurisdiction to have directly resulted from such Indemnified Party's gross negligence or willful misconduct) arising out of or by reason of (i) any litigation, investigation, claim or proceeding which arises out of or is related to (A) Borrower, or this Agreement, any other Loan Document or the transactions contemplated hereby or thereby, (B) any actual or proposed use by Borrower of the proceeds of the Loans, or (C) TBCC's entering into this Agreement or any other Loan Document or any other agreements and documents relating hereto, including, without limitation, amounts paid in settlement, court costs and the reasonable fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding, (ii) any remedial or other action taken by Borrower in connection with compliance by Borrower, or any of its properties, with any federal, state or local environmental laws, rules or regulations, and (iii) any pending, threatened or actual action, claim, proceeding or suit by any shareholder or director of Borrower or any actual or purported violation of Borrower's charter, by-laws or any other agreement or instrument to which Borrower is a party or by which any of its properties is bound. In addition and without limiting the generality of the foregoing, Borrower shall, upon demand, pay to TBCC all reasonable costs and expenses incurred by TBCC (including the reasonable fees and disbursements of counsel and other professionals) in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents, and pay to TBCC all reasonable costs and expenses (including the reasonable fees and disbursements of counsel and other professionals) paid or incurred by TBCC in order to enforce or defend

TBCC                                                 Loan and Security Agreement
--------------------------------------------------------------------------------

any of its rights under or in respect of this Agreement, any other Loan Document or any other document or instrument now or hereafter executed and delivered in connection herewith, collect the Obligations or otherwise administer this Agreement, foreclose or otherwise realize upon the Collateral or any part thereof, prosecute actions against, or defend actions by, account debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce TBCC's security interest in, the Collateral; and otherwise represent TBCC in any litigation relating to Borrower. Without limiting the generality of the foregoing, Borrower shall pay TBCC a fee with respect to each wire transfer in the amount of $15 plus all bank charges and a fee of $15 for all returned checks plus all bank charges. If either TBCC or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. If and to the extent that the Obligations of Borrower hereunder are unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of the Obligations which is permissible under applicable law. Borrower's obligations under Section 2.4 and this Section shall survive any termination of this Agreement and the other Loan Documents and the payment in full of the Obligations, and are in addition to, and not in substitution of, any of the other Obligations.

  * reasonable

  10.8.  Amendments and Waivers.  Any provision of this Agreement or any other
         ----------------------
Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and signed by Borrower and TBCC and then any such amendment or waiver shall be effective only to the extent set forth therein. The failure of TBCC at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and TBCC shall not waive or diminish any right of TBCC later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and delivered to TBCC shall be deemed to have been waived by any act or knowledge of TBCC or its agents or employees, but only by a specific written waiver signed by an authorized officer of TBCC and delivered to Borrower.

  10.9.  Counterparts; Telecopied Signatures.  This Agreement and any waiver or
         -----------------------------------
amendment hereto may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but both of which shall together constitute one and the same instrument. This Agreement and each of the other Loan Documents and any notices given in connection herewith or therewith may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

  10.10. Severability.  In case any provision in or obligation under this
         ------------
Agreement or any other Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

TBCC                                                 Loan and Security Agreement
--------------------------------------------------------------------------------

  10.11.  Joint and Several Liability.  If Borrower consists of more than one
          ---------------------------
Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

  10.12. Maximum Rate.  Notwithstanding anything to the contrary contained
         ------------
elsewhere in this Agreement or in any other Loan Document, the parties hereto hereby agree that all agreements between them under this Agreement and the other Loan Documents, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to TBCC for the use, forbearance, or detention of the money loaned to Borrower and evidenced hereby or thereby or for the performance or payment of any covenant or obligation contained herein or therein, exceed the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations, under the laws of the State of Illinois (or the laws of any other jurisdiction whose laws may be mandatorily applicable notwithstanding other provisions of this Agreement and the other Loan Documents), or under applicable federal laws which may presently or hereafter be in effect and which allow a higher maximum non-usurious interest rate than under the laws of the State of Illinois (or such other jurisdiction), in any case after taking into account, to the extent permitted by applicable law, any and all relevant payments or charges under this Agreement and the other Loan Documents executed in connection herewith, and any available exemptions, exceptions and exclusions (the "Highest Lawful Rate"). If due to any circumstance whatsoever, fulfillment of any provisions of this Agreement or any of the other Loan Documents at the time performance of such provision shall be due shall exceed the Highest Lawful Rate, then, automatically, the obligation to be fulfilled shall be modified or reduced to the extent necessary to limit such interest to the Highest Lawful Rate, and if from any such circumstance TBCC should ever receive anything of value deemed interest by applicable law which would exceed the Highest Lawful Rate, such excessive interest shall be applied to the reduction of the principal amount then outstanding hereunder or on account of any other then outstanding Obligations and not to the payment of interest, or if such excessive interest exceeds the principal unpaid balance then outstanding hereunder and such other then outstanding Obligations, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to TBCC for the use, forbearance, or detention of the Obligations and other indebtedness of Borrower to TBCC shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness, until payment in full thereof, so that the actual rate of interest on account of all such indebtedness does not exceed the Highest Lawful Rate throughout the entire term of such indebtedness. The terms and provisions of this Section shall control every other provision of this Agreement, the other Loan Documents and all other agreements between the parties hereto.

  10.13. Entire Agreement; Successors and Assigns.  This Agreement and the other
         ----------------------------------------
Loan Documents constitute the entire agreement between the parties, supersede any prior written and verbal agreements between them, and shall bind and benefit the parties and their respective successors and permitted assigns. There are
                                                                   ---------
no oral understandings, oral representations or oral agreements between the
---------------------------------------------------------------------------
parties which are not set forth in this Agreement or in other written agreements
--------------------------------------------------------------------------------
signed by the parties in connection herewith.
--------------------------------------------

TBCC                                                 Loan and Security Agreement
--------------------------------------------------------------------------------

  10.14. MUTUAL WAIVER OF JURY TRIAL. TBCC AND BORROWER EACH HEREBY WAIVE THE
         ---------------------------
RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AGREEMENT; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN TBCC AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF TBCC OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH TBCC OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

Borrower:

PERSONIFY INCORPORATED

By______________________________________
Title___________________________________

TBCC:

TRANSAMERICA BUSINESS CREDIT CORPORATION

By    /s/ Richard Vinchesi
  --------------------------------------
Title  Chief Financial Officer
     -----------------------------------

Form-10
Version: -3

--------------------------------------------------------------------------------

                                    SCHEDULE
                                    --------

--------------------------------------------------------------------------------

TBCC

                                  Schedule to

                          Loan and Security Agreement

Borrower:  Personify Incorporated
Address:   425 Battery Street, Suite 450B
           Francisco, California  94111

Date:      March 31, 2000

This Schedule is an integral part of the Loan and Security Agreement between TRANSAMERICA BUSINESS CREDIT CORPORATION (TBCC) and the above borrower (Borrower) of even date.

1.  CREDIT LIMIT (Section 1.1):

                         An amount (the "Credit Limit") not to exceed the lesser of $4,000,000 (the "Overall Dollar Limit") OR the sum of (i) and (ii) below:

                         (i)    Loans (each a "Revolving Loan and collectively
                              referred to herein as the "Revolving Loans") in an amount not to exceed the lesser of (a) $1,000,000 at any time outstanding, or (b) 85% of the amount of Borrower's Eligible Receivables (as defined in
                              Section 9.1(n) of the Loan and Security
                              Agreement); plus
                                          ----

                         (ii)   Loans (each a "Term Loan" and collectively
                              referred to herein as the "Term Loans"), in an aggregate amount not to exceed $3,000,000, and which Loans shall be subject, in all respects, to the Equipment Loan Rider of even date herewith that is attached hereto and made a part hereof (the "Equipment Rider").

                         Term Loans.  Term Loans shall be disbursed in
                         ----------
                         disbursements of no less than $100,000 each. All unpaid Term Loans and all sums due in connection therewith shall be due in full on any termination of this Agreement for any reason. Term Loans shall also be subject to the additional terms of the Equipment Rider. Further, Term Loans may relate to equipment acquired by Borrower on and after January 1, 2000.

TBCC                                     Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

2. INTEREST.  (Section 2.1):    With respect to Revolving Loans, the interest
                                rate in effect throughout each calendar month
                                during the term of this Agreement shall be the
                                highest "Base Rate" in effect during such month,
                                plus 2.00% per annum. Interest shall be
                                calculated on the basis of a 360-day year for
                                the actual number of days elapsed. "Base Rate"
                                                                    ---------
                                shall mean the higher of (a) the highest prime,
                                base or equivalent rate of interest announced
                                from time to time by Citibank, N.A., First
                                National Bank of Chicago and Bank of America
                                National Trust and Savings Association (which
                                may not be the lowest rate of interest charged
                                by such bank) and (b) the published annualized
                                rate for 90-day dealer commercial paper which
                                appears in the "Money Rates" section of The Wall
                                                                        --------
                                Street Journal.
                                --------------

     Interest with respect to the Term Loans shall be as is set forth in the
                                Equipment Rider and the Term Notes.

3. FEES:

          Loan Fee (Section 2.2):  $10,000, payable concurrently herewith.
          ----------------------

          Termination Fee (Section 1.6(b)):  See Section 9 below.
          --------------------------------

4. MATURITY DATE (Section 1.6):

                             See Section 9 below.

5. REPORTING (Section 5.10): Borrower shall provide TBCC with the following reports:

(a). Monthly Financial Statements.  Monthly unaudited financial statements, as
     ----------------------------
     soon as available, and in any event within 30 days after the end of each month.

(b). Monthly Receivable Agings.  Monthly Receivable agings, aged by invoice
     -------------------------
     date, within 10 days after the end of each month.

(c). Monthly Payable Agings.  Monthly accounts payable agings, aged by invoice
     ----------------------
     date, and outstanding or held check registers within 10 days after the end of each month.

(d). Monthly Compliance Certificates.  As soon as available, but not later than
     -------------------------------
     thirty days after the end of each month, a Compliance Certificate, with an attached schedule of calculations demonstrating compliance or indicating non-compliance with any Financial Covenants.

(e). Quarterly Financial Statements.  Quarterly unaudited financial statements,
     ------------------------------
     as soon as available, and in any event within 30 days after the end of each fiscal quarter of Borrower.

(f). Annual Financial Statements.  As soon as available, but not later than 90
     ---------------------------
     days after the end of the Borrower's fiscal year, (A) Borrower's annual audited Financial Statements; (B) a comparison in reasonable detail to the prior year's audited Financial Statements; (C) the Auditors' opinion

TBCC                                     Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

     without Qualification, a Management Letter and a statement indicating that the Auditors have not obtained knowledge of the existence of any Default or Event of Default during their audit; (D) a narrative discussion of Borrower's financial condition and results of operations and the liquidity and capital resources for such fiscal year.

6. BORROWER INFORMATION:

                    (a) Prior Names of Borrower (Section 4.11): Affinicast; Anubis Solutions

                    (b)  Prior Trade Names of Borrower (Section 4.11): None

                    (c)  Existing Trade Names of Borrower (Section 4.11): None

                    (d) Other Places of Business and Locations of Collateral (Section 4.2): See Representations and Warranties dated March 13, 2000 submitted to TBCC by Borrower

7. FACSIMILE NUMBERS:

                         Borrower: (415) 544-0318, Attention: Ryan Maynard

                         TBCC: (860)-677-6766

8. CLOSING DEADLINE (Section 1.8): March 31, 2000

9. OF REVOLVING LOAN FACILITY AND TERM OF AGREEMENT.

                    (a)  Term of Revolving Loan Facility.  The period during
                         -------------------------------
                         which Revolving Loans will be made (the "Revolving Loan Period") shall be from the date of this Agreement to March 31, 2001 (the "Revolving Loan Maturity Date"), unless sooner terminated in accordance with the terms of this Agreement, provided that the Revolving Loan Maturity Date shall automatically be extended for successive additional terms of one year each, unless one party gives written notice to the other, not less than sixty days prior to the next Revolving Loan Maturity Date, that such party elects to terminate this Agreement effective on the next Revolving Loan Maturity Date. On the Revolving Loan Maturity Date or on any earlier termination of this Agreement, no further Revolving Loans will be made, and Borrower shall pay in full all outstanding Revolving Loans.

                    (b)  Early Termination of Revolving Loan Facility at
                         -----------------------------------------------
                         Borrower's Option. The Revolving Loan Period may be
                         -----------------
                         terminated prior to the Revolving Loan Maturity Date by Borrower, effective three

TBCC                                     Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

                         Business Days after written notice of termination is given by Borrower to TBCC.

                    (c)  Term of Agreement.  The term of this Agreement shall be
                         -----------------
                         from the date of this Agreement to the later of the following (the "Maturity Date"): (i) the termination of the Revolving Loan Period, or (ii) the latest date the last installment of principal on any Term Loan is due. On the Maturity Date or on any earlier termination of this Agreement Borrower shall pay in full all Obligations, and notwithstanding any termination of this Agreement all of TBCC's security interests and all of TBCC's other rights and remedies shall continue in full force and effect until payment and performance in full of all Obligations.

                    (d)  Early Termination of Agreement.  This Agreement may be
                         ------------------------------
                         terminated prior to the Maturity Date as follows: (i) by Borrower, effective three business days after written notice of termination is given to TBCC; or (ii) by TBCC at any time after the occurrence and during the continuance of an Event of Default, without notice, effective immediately.

                    (e)  Termination Fee.  If the Revolving Loan Period is
                         ---------------
                         terminated by Borrower under Section 9(b) above, or if this Agreement is terminated by Borrower or by TBCC under Section 9(d) above, then Borrower shall pay to TBCC a termination fee (the "Termination Fee") in an amount equal to $7,500 multiplied by each month (or portion thereof) from the effective date of termination to the next Revolving Loan Maturity Date, which Termination Fee shall be payable on the date of termination.

                    (f)  Payment of Obligations.  Notwithstanding anything
                         ----------------------
                         herein to the contrary, Borrower shall have no right to terminate this Agreement at any time that any principal of, or interest on any of the Loans or any other monetary Obligations are outstanding, except upon prepayment of all Obligations and the satisfaction of all other conditions set forth in the Loan Documents.

10. ADDITIONAL PROVISIONS:

                    (a)  Warrants.  The Borrower shall provide TBCC with five-
                         --------
                         year warrants to purchase 22,000 shares of the common stock of the Borrower, at a price per share and subject to such other terms and conditions as are set forth in the Warrant to Purchase Stock and related documents being executed concurrently with this Agreement.

    (a)  Copyright Agreement. Prior to the making of any Revolving Loans,
         -------------------
         Borrower shall execute and deliver to TBCC a Security Agreement in Copyrighted Works, in form acceptable to TBCC.

TBCC                                     Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------

     (b)  Patent/Trademark Security Agreement. Prior to the making of any
          -----------------------------------
          Revolving Loans, Borrower shall execute and deliver to TBCC a Patent and Trademark Security Agreement.

     (c)  Perfection of Security Interest. Prior to the making of any Revolving
          -------------------------------
          Loans, Borrower shall take such actions and execute such instruments and documentation as TBCC determines are reasonably necessary in order to perfect its security interest in the Collateral, with the understanding that TBCC shall perfect its security interest in financed equipment and related property upon the making of any and all Term Loans.

     (d)  Anubis Acquisition Corporation. Borrower represents and warrants to
          ------------------------------
          TBCC that its subsidiary, Anubis Acquisition Corporation, has no material assets and will not acquire any material assets in the future without prior written notification to TBCC. The ownership of all assets that Anubis Acquisition Corporation recently acquired has been transferred to the Borrower and Borrower shall supply documentary evidence to TBCC of such transfer within 30 days of the date hereof.

Borrower:                               TBCC:

PERSONIFY INCORPORATED                  TRANSAMERICA BUSINESS CREDIT CORPORATION


By_______________________________       By_______________________________
    President or Vice President         Title____________________________

Form-10
Version: -3

TBCC

                            Equipment Loan Rider to

                          Loan and Security Agreement

Borrower:  Personify Incorporated
Address:   425 Battery Street, Suite 450B
           San Francisco, California 94111

Date:      March 31, 2000

This Equipment Loan Rider is an integral part of the Loan and Security Agreement between TRANSAMERICA BUSINESS CREDIT CORPORATION (TBCC) and the above borrower (Borrower) of even date (the Loan Agreement). Nothing herein limits any of the other terms or provisions of the Loan Agreement.

1.     Term Loans.

  (e) Each Term Loan shall be in an amount not less than $100,000 and at least $100,000 of Term Loans shall be borrowed by April 10, 2000 No Term Loans will be made after March 31, 2001.

  (f) Each Term Loan shall be repaid in 36 equal monthly installments of principal and interest, commencing on the first day of the first month following the date of disbursement of the Term Loan; provided that (i) the first and last monthly installments on each Term Loan shall be due and payable on the date of disbursement of the Term Loan, (ii) an additional interim payment, in an amount equal to the daily equivalent of the monthly installment for each day from the date of disbursement of the Term Loan to the first day of the first month following the date of disbursement of the Term Loan, shall be payable on the date of disbursement of the Term Loan, and (iii) at the maturity of each Term Loan Borrower shall pay TBCC an additional payment in an amount equal to 10% of the original principal amount of the Term Loan. Each monthly payment shall be in an amount equal to 3.12066% (the "Monthly Payment Percentage") of the original principal amount of each Term Loan.

  (g) TBCC shall have the right to increase the Monthly Payment Percentage applicable to a Term Loan, as of the date such Term Loan is made, proportionally to any change in the weekly average of the interest rates of like-term U.S. Treasury Securities (as published in the Wall St. Journal) from the week ending January 14, 2000 to the week preceding the date of disbursement of such Term Loan.

    (h) Notwithstanding anything herein to the contrary, all unpaid Term Loans and all sums due in connection therewith shall be due in full on any termination of the Loan Agreement.

    (i) Prior to each disbursement of a Term Loan, Borrower shall (i) execute and deliver a Term Note on TBCC's standard form, evidencing such Term Loan, and (ii) provide TBCC with a Schedule of the Equipment related to such Term Loan (the "Specified Equipment"), which Equipment and Schedule shall be reasonably satisfactory to TBCC and its counsel, TBCC's security interests in the Specified Equipment shall have been duly perfected and shall constitute a first priority Lien, all Equipment shall be located in the continental United States and Equipment-related property such as software and tenant improvements, and other similar items of property as so classified by TBCC in its discretion, shall be determined to be acceptable to TBCC in its discretion, shall not exceed 20% of the aggregate amount of all Term Loans outstanding from time to time and shall also not exceed $600,000 in the aggregate at any one time outstanding, and (iii) execute and deliver to TBCC a UCC-1 Financing Statement with respect to the Specified Equipment in form suitable for filing in the appropriate governmental office.

2. Representations. Borrower represents and warrants to TBCC that (i) each Schedule of Equipment shall set forth the true and correct location, model number and serial number of each item of Specified Equipment referred to therein, (ii) the cost of each item of Specified Equipment does not exceed the fair and usual price for such type of equipment purchased in like quantity and reflects all discounts, rebates and allowances for the Specified Equipment (including, without limitation, discounts for advertising, prompt payment, testing, or other services) given to the Borrower by the manufacturer, supplier, or any other person.

3. Use of Equipment; Licenses; Repair. All Equipment shall be operated by competent, qualified personnel in connection with the Borrower's business purposes, for the purpose for which the Equipment was designed and in accordance with applicable operating instructions, laws, and government regulations, and the Borrower shall use every reasonable precaution to prevent loss or damage to the Equipment and other Collateral from fire and other hazards. The Borrower shall procure and maintain in effect all orders, licenses, certificates, permits, approvals, and consents required by federal, state, or local laws or by any governmental body, agency, or authority in connection with the delivery, installation, use, and operation of the Equipment and other Collateral. The Borrower shall keep all of the Equipment in a satisfactory state of repair and satisfactory operating condition in accordance with industry standards, and will make all repairs and replacements when and where necessary and practical. The Borrower will not waste or destroy any of the Equipment or other Collateral, and will not be negligent in the care or use thereof.

4. No Disposition of Specified Equipment. The Borrower will not in any way hypothecate or create or permit to exist any Lien on or other interest in any of the Specified Equipment, except for the security interest of TBCC and Permitted Liens which are junior to the security interest of TBCC. Notwithstanding the foregoing, none of the Specified Equipment shall be subject to any Purchase Money Lien in favor of any Person other than TBCC. The Borrower

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

    will not sell, transfer, assign, pledge, collaterally assign, exchange, or otherwise dispose of any of the Specified Equipment.

Borrower:                               TBCC:

Personify Incorporated                  TRANSAMERICA BUSINESS CREDIT CORPORATION

By_______________________________       By_______________________________
President or Vice President             Title____________________________

Form-10
Version: -1

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